ENVIRONMENTAL LIABILITIES	12 Months Ended
Dec. 31, 2025
Environmental Remediation Obligations [Abstract]
ENVIRONMENTAL LIABILITIES	ENVIRONMENTAL LIABILITIES
The following tables show the movements in environmental liabilities for the years ended December 31, 2025 and 2024:

Year ended December 31, 2025 (millions of dollars)	PCB	LAR	Total
Environmental liabilities - beginning	6	41	47
Expenditures	(4)	(1)	(5)
Revaluation adjustment	(1)	3	2
Environmental liabilities - ending	1	43	44
Less: current portion	(1)	(6)	(7)
	—	37	37

Year ended December 31, 2024 (millions of dollars)	PCB	LAR	Total
Environmental liabilities - beginning	39	40	79
Expenditures	(34)	(3)	(37)
Revaluation adjustment	1	4	5
Environmental liabilities - ending	6	41	47
Less: current portion	(6)	(5)	(11)
	—	36	36
As at December 31, 2025, the estimated future environmental expenditures were as follows:

(millions of dollars)
2026	7
2027	6
2028	2
2029	1
2030	2
Thereafter	26
44
There are uncertainties in estimating future environmental costs due to potential external events such as changes in legislation or regulations, and advances in remediation technologies. In determining the amounts to be recorded as environmental liabilities, the Company estimates the current cost of completing required work and makes assumptions as to when the future expenditures will actually be incurred in order to generate future cash flow information. All factors used in estimating the Company’s environmental liabilities represent management’s best estimates of the present value of costs required to meet existing legislation or regulations. However, it is reasonably possible that numbers or volumes of contaminated assets, cost estimates to perform work, inflation assumptions and the assumed pattern of annual cash flows may differ significantly from the Company’s current assumptions. In addition, with respect to the PCB environmental liability, the availability of critical resources such as skilled labour and replacement assets and the ability to take maintenance outages in critical facilities may influence the timing of expenditures.
PCBs
Environment and Climate Change Canada regulations, enacted under the Canadian Environmental Protection Act, 1999, govern the management, storage and disposal of PCBs based on certain criteria, including type of equipment, in-use status, and PCB-contamination thresholds. Under previous regulations, Hydro One’s PCBs were to be disposed of by the end of 2025, with the exception of specifically exempted equipment. On December 31st, 2025, regulations amending the Canadian Environmental Protection Act, 1999 were published in the Canada Gazette, Part II. The amendments include deferring the end-of-use deadline for certain PCB-containing electrical equipment from December 31, 2025 to December 31, 2026. Contaminated equipment will generally be replaced, or will be decontaminated by removing PCB-contaminated insulating oil and retro filling with replacement oil that contains PCBs in concentrations of less than 2 ppm.
As at December 31, 2025, the Company’s best estimate of the total future expenditures to comply with current PCB regulations was $1 million (2024 - $6 million). These expenditures are expected to be incurred in 2026. As a result of its annual review of environmental liabilities, the Company recorded a revaluation adjustment in 2025 to decrease the PCB environmental liability by $1 million (2024 - increase of $1 million).
LAR
As at December 31, 2025, the Company’s best estimate of the total estimated future expenditures to complete its LAR program was $43 million (2024 - $41 million). These expenditures are expected to be incurred over the period from 2026 to 2051. As a result of its annual review of environmental liabilities, the Company recorded a revaluation adjustment in 2025 to increase the LAR environmental liability by $3 million (2024 - $4 million).